SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2006

YRC WORLDWIDE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas	66211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Yellow Roadway Receivables Funding Corporation, a wholly owned receivables financing subsidiary of YRC Worldwide Inc. (the “Company”), renewed its receivables financing facility without any material changes by entering into an Omnibus Amendment No. 1 (“Omnibus Amendment No. 1”) [Amendment No. 1 to Amended and Restated Receivables Sale Agreement and Amendment No. 1 to Second Amended and Restated Receivables Purchase Agreement], as of May 19, 2006, among Yellow Transportation, Inc., Roadway Express, Inc. USF Reddaway Inc. and USF Holland Inc., as Originators; Yellow Roadway Receivables Funding Corporation, as Seller; JPMorgan Chase Bank, N.A., SunTrust Bank, Wachovia Bank, National Association, and ABN AMRO Bank, N.V., as Committed Purchaser, Falcon Asset Securitization Corporation, Three Pillars Funding LLC, Variable Funding Capital Company LLC (as assignee of Blue Ridge Asset Funding Corporation) and Amsterdam Funding Corporation, as Conduits; YRC Assurance Co. Ltd., as Co-Agent; Wachovia Bank, National Association, as LC Issuer; SunTrust Capital Markets, Inc., Wachovia Bank, National Association, ABN AMRO Bank, N.A., and JPMorgan Chase Bank, N.A., as Co-Agents; and JPMorgan Chase Bank, N.A., as Administrative Agent, with respect to that certain Second Amended and Restated Receivables Purchase Agreement, dated as of May 24, 2005 (previously filed as Exhibit 10.1 to Current Report on Form 8-K, filed on May 26, 2005). A copy of the Omnibus Amendment No. 1 is filed with this Current Report on Form 8-K as Exhibit 10.1. Certain exhibits to the Omnibus Amendment No. 1 have not been filed with the exhibit. The exhibits to the Omnibus Amendment No. 1 contain various items related to the operation of the receivables financing facility. The Company agrees to furnish supplementally any omitted exhibits to the SEC upon request.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

10.1	Omnibus Amendment No. 1 [Amendment No. 1 to Amended and Restated Receivables Sale Agreement and Amendment No. 1 to Second Amended and Restated Receivables Purchase Agreement], as of May 19, 2006, among Yellow Transportation, Inc., Roadway Express, Inc. USF Reddaway Inc. and USF Holland Inc., as Originators; Yellow Roadway Receivables Funding Corporation, as Seller; JPMorgan Chase Bank, N.A., SunTrust Bank, Wachovia Bank, National Association, and ABN AMRO Bank, N.V., as Committed Purchaser, Falcon Asset Securitization Corporation, Three Pillars Funding LLC, Variable Funding Capital Company LLC (as assignee of Blue Ridge Asset Funding Corporation) and Amsterdam Funding Corporation, as Conduits; YRC Assurance Co. Ltd., as Co-Agent; Wachovia Bank, National Association, as LC Issuer; SunTrust Capital Markets, Inc., Wachovia Bank, National Association, ABN AMRO Bank, N.A., and JPMorgan Chase Bank, N.A., as Co-Agents; and JPMorgan Chase Bank, N.A., as Administrative Agent.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.
(Registrant)

Date: May 22, 2006	By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Senior Vice President,
General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Omnibus Amendment No. 1 [Amendment No. 1 to Amended and Restated Receivables Sale Agreement and Amendment No. 1 to Second Amended and Restated Receivables Purchase Agreement], as of May 19, 2006, among Yellow Transportation, Inc., Roadway Express, Inc. USF Reddaway Inc. and USF Holland Inc., as Originators; Yellow Roadway Receivables Funding Corporation, as Seller; JPMorgan Chase Bank, N.A., SunTrust Bank, Wachovia Bank, National Association, and ABN AMRO Bank, N.V., as Committed Purchaser, Falcon Asset Securitization Corporation, Three Pillars Funding LLC, Variable Funding Capital Company LLC (as assignee of Blue Ridge Asset Funding Corporation) and Amsterdam Funding Corporation, as Conduits; YRC Assurance Co. Ltd., as Co-Agent; Wachovia Bank, National Association, as LC Issuer; SunTrust Capital Markets, Inc., Wachovia Bank, National Association, ABN AMRO Bank, N.A., and JPMorgan Chase Bank, N.A., as Co-Agents; and JPMorgan Chase Bank, N.A., as Administrative Agent.

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